UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2013

NetSpend Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34915	20-2306550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 1300

Austin, Texas

(Address of Principal executive offices, including Zip Code)

(512) 532-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

As disclosed in the definitive proxy statement filed by NetSpend Holdings, Inc. (“NetSpend” or the “Company”) with the Securities and Exchange Commission (“SEC”) on April 23, 2013, a putative class action entitled Koehler v. NetSpend Holdings, Inc. et. al. (the “Koehler action”) was filed in the Court of Chancery of the State of Delaware on March 1, 2013 in connection with the Company’s proposed merger with Total System Services, Inc. (“TSYS”) pursuant to the Agreement and Plan of Merger, dated as of February 19, 2013, by and among the Company, TSYS and General Merger Sub, Inc., a wholly-owned subsidiary of TSYS.

On May 21, 2013, the Delaware Chancery Court issued a memorandum opinion in the Koehler action denying the plaintiff’s motion for a preliminary injunction, which sought to enjoin a shareholder vote on the proposed merger.  The Delaware Chancery Court ruled that the plaintiff “demonstrated that a reasonable likelihood exists that the sales process undertaken by the NetSpend Board —which included a lack of a pre-agreement market canvas, negotiation with a single potential purchaser, reliance on a weak fairness opinion, agreement to forgo a post-agreement market check, and agreements to deal protection devices, including, most significantly, a don’t-ask-don’t waive provision — was not designed to produce the best price for stockholders.  However, because the injunction requested presents a possibility that the stockholders will lose their chance to receive a substantial premium over market for their shares from Total System Services, and because no other potential bidders have appeared,” the Delaware Chancery Court ruled that the plaintiff failed to demonstrate that the equities of the matter favored injunctive relief. Therefore, the plaintiff’s request for a preliminary injunction was denied.  As a result of the Delaware Chancery Court’s ruling, the special meeting of NetSpend stockholders will be held as scheduled on May 31, 2013.

NetSpend believes that its Board of Directors acted appropriately and pursued a process intended to achieve the best price for the Company.   The Company intends to continue to vigorously defend itself in the litigation.

A complete copy of the Delaware Chancery Court’s opinion is available on the official website of the Delaware Judiciary at http://courts.delaware.gov/opinions/.

On May 22, 2013, the Company issued a press release announcing the Delaware Chancery Court’s decision.  A copy of the press release is attached hereto as an exhibit and incorporated in its entirety herein by reference.

SUPPLEMENT TO PROXY STATEMENT

The following information amends and/or supplements the definitive proxy statement for the special meeting filed by the Company on April 23, 2013 and should be read in conjunction with the proxy statement, which should be read in its entirety. Any page references in the information below are to pages in the proxy statement, and terms used below have the meanings set forth in the proxy statement, unless otherwise defined below.

Litigation Relating to the Merger

The last paragraph on page 83 should be supplemented by inserting the following text after the last sentence thereof:

On April 30, 2013, the Company filed an answering brief opposing the plaintiff’s motion, and on May 7, 2013, the plaintiff filed a reply brief in further support of her motion.  The Delaware Chancery Court held oral argument on the motion during a hearing held on May 10, 2013.  On May 21, 2013, the Delaware Chancery Court issued a memorandum opinion in the Koehler action denying the plaintiff’s motion for a preliminary injunction.  The Delaware Chancery Court ruled that the plaintiff “demonstrated that a reasonable likelihood exists that the sales process undertaken by the NetSpend Board — which included a lack of a pre-agreement market canvas, negotiation with a single potential purchaser, reliance on a weak fairness opinion, agreement to forgo a post-agreement market check, and agreements to deal protection devices, including, most significantly, a don’t-ask-don’t waive provision — was not designed to produce the best price for stockholders.  However, because the injunction requested presents a possibility that the stockholders will lose their chance to receive a substantial premium over market for their shares from Total System Services, and because no other potential bidders have appeared,” the Delaware Chancery Court ruled that the plaintiff failed to demonstrate that the equities of the matter favored injunctive relief. Therefore, the plaintiff’s request for a preliminary injunction was denied.

Cautionary Statement Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this document, other than historical facts, constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain stockholder approval or the failure to satisfy the closing conditions. Factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the Securities and Exchange Commission, including the Company’s 2012 Annual Report on Form 10-K, the Company’s 2012 Annual Report on Form 10-K/A and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference.  The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger.  In connection with the proposed merger, the Company filed a definitive Proxy Statement with the SEC on April 23, 2013.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the Company (when available) free of charge at the SEC’s Web site at www.sec.gov or in the Investor Relations section of the Company’s Web site at www.netspend.com. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to NetSpend Holdings, Inc., Attn: Secretary, Telephone (512) 532-8200.

Participants in Solicitation

The Company and certain of its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information concerning the interests of the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K/A, which was filed with the SEC on April 19, 2013.  Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation has been included in the definitive proxy statement relating to the transaction as filed with the SEC on April 23, 2013.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of NetSpend Holdings, Inc. dated May 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSPEND HOLDINGS, INC.

By:	/s/ Steven F. Coleman
Name:	Steven F. Coleman
Title:	Secretary and General Counsel

Date: May 22, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by NetSpend Holdings, Inc. on May 22, 2013.